FORM 8-K

                     SECURITIES AND EXCHANGE COMMISSION


                           Washington, D.C. 20549





                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): April 24, 1995




                            ROSE'S STORES, INC.
           (Exact name of registrant as specified in its charter)


                                  Delaware
               (State or other jurisdiction of incorporation)


0-631                                                            56-0382475
(Commission File Number)                  (IRS Employer Identification No.)

218 S. Garnett Street
Henderson, North Carolina                                             27536
(Address of principal executive offices)                         (Zip Code)


                               (919) 430-2600
            (Registrant's telephone number, including area code)

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Item 5.  Other Events

     On September 5, 1993, the Registrant filed a voluntary Petition for Relief under Chapter 11, Title 11 of the United States Code (the "Bankruptcy Code") with the United States Bankruptcy Court for the Eastern District of North Carolina, Raleigh Division (the "Court"). On August 1, 1994, the Registrant filed with the Court a proposed Joint Plan of Reorganization with the consent of the official unsecured creditors committee, the pre-petition secured senior noteholders, and the official equity committee. On October 5, 1994, the Court approved a First Amended Disclosure Statement that described the proposed First Amended Joint Plan of Reorganization (the "Plan") and approving the solicitation of acceptances and rejections of the Plan from various classes of creditors and equity holders prior to the Court's holding a confirmation hearing. On December 14, 1994, the Court confirmed the Plan and entered an order ("Confirmation Order") to that effect.

     On February 3, 1995, the Court approved an amendment to the Plan to set a fixed price for certain subscription rights to be offered to the Company's equity holders. On February 13, 1995, the Court approved an amendment to the Plan to change the record date, for determining the equity holders entitled to receive warrants to purchase the new common stock (the "Common Stock") to be issued by the Company upon emergence from Chapter 11 and a possible distribution of Common Stock, to the date that the Plan becomes effective (the "Effective Date").

     On April 24, 1995, the Court approved a Modified and Restated First Amended Joint Plan of Reorganization (the "Modified Plan"), which is being filed as an exhibit hereto together with other exhibits related to the the Bankruptcy proceeding.


Item 7.  Financial Statements and Exhibits

(c)  The following exhibits are part of this report:

     (1) Modified and Restated First Amended Joint Plan of Reorganization dated April 19, 1995.

     (2)  Order dated April 24, 1995 approving Modified and
          Restated First Amended Joint Plan of Reorganization dated April 19, 1995.

     (3)  Short Term Incentive Compensation Plan.

     (4)  New Equity Compensation Plan

     (5) The Registrant's obligations with respect to the compensation of its officers and directors as specified in the following orders of the Court:

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          (a)  Order Approving Short-Term Incentive Plan (August 4, 1994)


          (b) Order Authorizing Increased Compensation of R. Edward Anderson, President and Chief Executive Officer and Chairman of the Board (dated October 12, 1994)

          (c) Order Authorizing Increased Compensation of (i) Kathy M. Hurley, Senior Vice President, Merchandising; (ii) Jeanette
               R. Peters, Senior Vice President, Chief Financial Officer; and (iii) George T. Blackburn, II, Vice President, Real Estate, General Counsel, and Secretary (dated December 15,
               1994)

          (d) Order Authorizing Entry into Employment Agreement with R. Edward Anderson, President and Chief Executive Officer (dated December 15, 1994)

          (e) Order Approving Consummation Bonus and Stock Option Awards (February 14, 1995)

          (f) Amended Order Approving Rejection of Termination Agreements and Implementation of Severance Program (dated April 1, 1994)

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                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         ROSE'S STORES, INC.



Date:  _______________, 1995       By:

                              Jeanette R. Peters
                              Senior Vice President
                              Chief Financial Officer


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                               EXHIBIT INDEX

Exhibit No.                        Description                        Page No.


     (1)       Modified and Restated First Amended Joint
               Plan of Reorganization dated April 19, 1995.

     (2) Order dated April 24, 1995 approving Modified and Restated First Amended Joint Plan of
               Reorganization dated April 19, 1995.

     (3)       Short Term Incentive Compensation Plan.

     (4)       New Equity Compensation Plan

     (5) The Registrant's obligations with respect to the compensation of its officers and directors as specified in the following orders of the Court:

          (a)  Order Approving Short-Term Incentive Plan
               (August 4, 1994)

          (b)  Order Authorizing Increased Compensation of
               R. Edward Anderson, President and Chief
               Executive Officer and Chairman of the Board
               (dated October 12, 1994)

          (c)  Order Authorizing Increased Compensation of
               (i) Kathy M. Hurley, Senior Vice President,
               Merchandising; (ii) Jeanette R. Peters,
               Senior Vice President, Chief Financial
               Officer; and (iii) George T. Blackburn, II,
               Vice President, Real Estate, General Counsel, and Secretary (dated December 15, 1994)

          (d)  Order Authorizing Entry into Employment
               Agreement with R. Edward Anderson, President and Chief Executive Officer (dated December
               15, 1994)

          (e)  Order Approving Consummation Bonus and Stock
               Option Awards (February 14, 1995)

          (f) Amended Order Approving Rejection of Termination Agreements and Implementation of Severance Program (dated April 1, 1994)


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